UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

GB Sciences, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-55462 (Commission File Number)	59-3733133 (IRS Employer I.D. No.)

3550 W. Teco Avenue

Las Vegas, NV 89118

(Address of Principal Executive Offices) (Zip Code)

(844) 843-2569

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐            Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2020, the Registrant, GB Sciences, Inc. (“GB Sciences”), GB Sciences Las Vegas, LLC (“GB Las Vegas”), and GB Sciences Nevada, LLC (“GB Nevada”), collectively as “Sellers”, entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with AJE Management, LLC as “Buyer”. GB Las Vegas and GB Nevada (the “Teco Subsidiaries”), are subsidiaries of GB Sciences and jointly own and control the cannabis cultivation, extraction, production and warehouse operations located at 3550 W. Teco Avenue, Las Vegas, Nevada 89118 (the “Teco Operations”).

As part of the transaction described above, the Buyer agreed to purchase 100% of the membership interests of each of the Teco Subsidiaries (the “Purchase”) for consideration totaling up to $8,000,000 consisting of a $4,000,000 note issued to GB Sciences and $4,000,000 in cash. In the discretion of the Buyer, approximately $1,500,000 of the cash component may be paid by an offset against debt currently owed to an affiliate of the Buyer by GB Sciences. In addition, the cash component may also be offset by any money owed the Buyer or any of its affiliates, by the Sellers or any of them, pursuant to a management agreement under which the Teco Operations are currently managed (the “Management Agreement”).

The Purchase is subject to the approval of applicable Nevada regulators. Nevada currently has a moratorium on the transfer of cannabis licenses which is integral to the Purchase. Accordingly, the timing of the closing of the Purchase is unknown at the present time.

Other than debt owed to an affiliate of the Buyer by GB Sciences in the approximate amount of $1,500,000 and the Management Agreement referenced in the prior paragraph, GB Sciences and the Teco Subsidiaries have no known affiliation with the Buyer.

Item 9.01 Exhibit.

A copy of the Membership Interest Purchase Agreement is attached hereto as Exhibit 10.1.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB Sciences, Inc. a Nevada corporation

Dated: March 30, 2020	By:	/s/ Zach Swarts
Zach Swarts
Chief Financial Officer